Grizzle Growth ETF

SCHEDULE OF INVESTMENTS as October 31, 2023 (Unaudited)

	Shares	Value
Common Stocks - 98.3%
Advertising - 0.9%
The Trade Desk, Inc. - Class A (1)	1,616	$114,671

Chemicals - 4.0%
Albemarle Corp.	2,603	330,008
LyondellBasell Industries NV	888	80,133
Sociedad Quimica y Minera de Chile SA - Series A - ADR	1,770	85,668
		495,809
Computers - 2.8%
Apple, Inc.	2,028	346,322

Diversified Financial Services - 4.1%
Mastercard, Inc. - Class A	314	118,174
Visa, Inc. - Class A	1,614	379,451
		497,625
Electric - 2.0%
NextEra Energy, Inc.	4,266	248,708

Internet - 27.6%
Airbnb, Inc. - Class A (1)	4,576	541,295
Alphabet, Inc. - Class A (1)	9,624	1,194,146
Amazon.com, Inc. (1)	2,967	394,878
Meta Platforms, Inc. - Class A (1)	4,162	1,253,886
		3,384,205
Mining - 8.0%
Amerigo Resources Ltd.	472,684	401,777
Anfield Energy, Inc. (1)	1,429,380	92,666
Canada Nickel Co., Inc. (1)	68,590	55,831
Cerrado Gold, Inc. (1)	153,141	71,703
Dolly Varden Silver Corp. (1)	77,169	42,246
Hot Chili Ltd. (1)	164,896	115,216
Laramide Resources Ltd. (1)	189,177	84,488
Largo, Inc. (1)	5,879	13,757
Latitude Uranium, Inc. (1)	295,726	43,669
West Red Lake Gold Mines Ltd. (1)	122,513	60,010
		981,363
Oil & Gas - 14.4%
Chord Energy Corp.	4,162	688,062
Civitas Resources, Inc.	3,695	278,714
EQT Corp.	11,338	480,504
Range Resources Corp.	8,687	311,342
		1,758,622

	Shares	Value
Oil & Gas Services - 0.7%
Schlumberger NV	1,509	$83,991

Semiconductors - 16.4%
Advanced Micro Devices, Inc. (1)	5,723	563,716
NVIDIA Corp.	2,809	1,145,510
ON Semiconductor Corp. (1)	4,057	254,130
Wolfspeed, Inc. (1)	1,196	40,473
		2,003,829
Software - 17.4%
Adobe, Inc. (1)	1,199	637,940
Microsoft Corp.	4,164	1,407,890
Twilio, Inc. (1)	1,718	88,065
		2,133,895
Total Common Stocks
(Cost $12,252,891)		12,049,040

Short-Term Investments - 1.7%
Money Market Fund - 1.7%
First American Government Obligations Fund, Class X, 5.276% (2)	105,179	105,179
First American Treasury Obligations Fund, Class X, 5.275% (2)	105,179	105,179
Total Short-Term Investments
(Cost $210,358)		210,358

Total Investments - 100.0%
(Cost $12,463,249)		12,259,398
Liabilities in Excess of Other Assets - (0.0)% (3)		(5,459)
Total Net Assets - 100.0%		$12,253,939

ADR	American Depositary Receipt.
(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of October 31, 2023.
(3)	Does not round to (0.1)%.

Summary of Fair Value Exposure at October 31, 2023 (Unaudited)

The Grizzle Growth ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$12,049,040	$—	$—	$12,049,040
Short-Term Investments	210,358	—	—	210,358
Total Investments in Securities	$12,259,398	$—	$—	$12,259,398

(1) See Schedule of Investments for the industry breakout.